UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 22, 2003


                         The Elder-Beerman Stores Corp.
             (Exact name of registrant as specified in its charter)


            Ohio                      0-02788                 31-0271980
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)


            3155 El-Bee Road                                  45439
              Dayton, Ohio                                 (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:   (937) 296-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (Item 12. Disclosure of Results of Operations and Financial Condition)

     The following information is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities and Exchange Commission Release No. 34-47583.

     On May 22, 2003, The Elder-Beerman Stores Corp. issued a press release announcing its financial results for the thirteen week period ended May 3, 2003. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           THE ELDER-BEERMAN STORES CORP.


                           By: /s/ Edward A. Tomechko
                           -----------------------------------------------------
                           Name:   Edward A. Tomechko
                           Title:  Executive Vice President - Chief Financial
                                   Officer, Treasurer and Secretary


Dated:  May 22, 2003